EXHIBIT 99.1
Interactive Command & Control Monitoring of Fixed and Mobile Assets Celtron International, Inc (OTCBB: CLTR)

About Celtron Stock Overview and Selected Financial highlights Stock Symbol: CLTR Recent Bid: $0.39 52 week range: High $1.90 Low: $0.32 Shares Outstanding: 99.2 MM Market Capitalization: $39.58 MM Estimated Float: 10MM Fiscal Year End: Dec 31 Revenue: (unaudited) Celtron $2,400,000 S3 $1,500,000 Earnings per share: N/A Pre tax Net income: N/A Celtron is a holding company that through the acquisition of S3 and partial ownership in Orbtech has begun building a portfolio of wireless companies that have synergies allowing Celtron to leverage their respective customer base or technology offerings into immediate revenue streams while adding value to current solution offerings. FORWARD LOOKING STATEMENT: This press release contains forward-looking statements, including expected industry patterns and other financial and business results that involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: the sustainability of recent growth rates in the market for GPS products and services; whether certain market segments, particularly enterprise security, grow as anticipated; the positioning of Celtron's and S3's products in those segments; the competitive environment in the asset tracking and monitoring industry; ability to integrate acquired companies and technology; ability to retain key employees; ability to successfully combine product offerings and customer acceptance of combined products; general market conditions, fluctuations in currency exchange rates, changes to operating systems and product strategy by vendors of operating systems; and whether Celtron and/or S3 can successfully develop new products and the degree to which these gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Celtron's previously filed Form 10-K and Form 10-Q. Neither Celtron nor S3 undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Celtron Celtron Recent Restructuring and Acquisitions Result Reason Consolidation of CELTRON: Public Vehicle. Holding Company; Acquisition focus; Owns Intellectual Property Buddy Track hardware software S3 Marque Customer List 24/7 MSC staffed and trained Law Enforcement efforts Patents Pending Revenue, Contracts and Backlog Orbtech Engineering / Test Platform for Hardware VESA Accredited for South Africa 4,000 vehicles monitored

Management Team Ken Dixon - Chairman & CEO Experience being at the helm of a public company Management experience in technology sales and Marketing Former U.S. Marine Corp Officer John Phillips (Co-Founder) - President & COO/CTO Chief Systems Architect for S3 from Inception CEO of S3 from inception up through October 2005 Investment Banking Experience (M&A, IPO, Private and Bridge Placements) Former Federal Officer - U.S Tactical Law Enforcement Team Randy Smith - CFO Experience in various company financings (M&A, Private Financings, Buy-Out) Former Big 6 accounting firm work experience Certified CPA Tom King - V.P. Sales/ Marketing 15 years of technology sales experience Experience and success in distribution, OEM and other major corporate sales contracts

Satellite Security Systems, Inc (S3) S3 has a state-of-the-art system Ubiquitous technology leading to a wireless-mesh network tied to customer's mobile and fixed asset operations. S3 provides customers a systematic approach for land and sea vehicles such as: fleets (buses, fuel tankers, delivery and service trucks) Maritime vessels Various fixed-point assets including utility and environmental sensor applications. S3's GlobalGuard(tm) systems are implemented with two-way communications capabilities that are linked to a live Monitoring and Support Center (MSC) with trained professional staff on duty 24 hours a day, seven days a week. S3's solutions are tailored to meet a customer's specific needs without significant cost due to the way in which S3 has laid it's database foundations and systems architecture.

The Company Experience: Founded in Early 2000 Employees: Currently 23 Employees Assets Monitored: 10,109 assets deployed Law Enforcement Base: 73 Federal, State and Local agencies use our technology Name recognition: S3 has been on the front page of the Washington Post S3 has been featured on CNN Proven Track Record: S3 has recovered stolen fuel tanker trucks on the east coast and west coast of the US. (Most recent was the day after the London bombings) S3 was the first to demonstrate the remote shutdown of a tanker and has been a major consultant to the state of California Assembly as well as the California Highway Patrol on how to conduct a remote shutdown of a tanker truck for pending state and federal legislation S3 monitors over 11,400 students and 900 buses every school day. S3 has a 24/7 call center, our own product line and maintains over 99% uptime.

Customers Are Our Strategic Partners Government U.S. Department of Homeland Security Immigrations and Customs Enforcement Customs and Border Protection Federal Bureau of Investigation United States Secret Service U.S. Marshals Service U.S. Small Business Administration California Department of Justice San Diego Police Department School Districts San Francisco Unified Schools DC Public Schools Fairfax County Schools Corporate Borden Milk Products Coca-Cola Comerica Ditch Witch Lowe's Home Improvement Siemens International Snap On Tools Utility Southwestern Energy Sacramento Air Quality Board Gateway Cities Project - LA Basin

Our Solution 24/7 Monitoring and Support Center

Applications Tie to Solutions Modular System Design Modular Turn-Key Scalable Patents Pending Multiple Technology Platforms ReFlex - North America GSM/GPRS -USA/Europe/ Asia Inmarsat - Worldwide

Hardware Creating Ubiquitous Solutions Hardware Creating Ubiquitous Solutions Inmarsat Unit - Worldwide coverage. GSM/GPRS - Coverage throughout the USA, Europe and Asia. ReFLEX - Covert tracking unit using Qualcomm Snap- Track technology. GPS works inside contains! ReFLEX - S3's first unit. North America Coverage

End-to-End Data: Collection Communications Processing Analysis Notification Modular Command and Control Using integrated interoperable technologies to provide a total system solution in support of commercial, public, private or governmental operations.

U.S. Market Landscape Total Market 37,000,000 All Others Total Captured Market: ~1,000,000! Frost & Sullivan June '05 Report (c) $17.2 Billion Commercial Fleet Market Currently each monitored unit generates approx $21 in profit for Celtron/month. 0.1% of the current market = $775,000 per month in profit for Celtron 1% = $7.7 Million per month in profit! Celtron's Goal is to own 2% of fleet market in 5 years (service and distribution) ^

Value Propositions Monitoring & Support Center Providing 24/7 Professional Staff All clients benefit from a ubiquitous standard of service Coverage for Law Enforcement 87 Arrests in 2004 69 Arrest for 2005 Student/Worker Accountability San Francisco Unified School District Increased Fleet Efficiency Metro Oil Reduced Costs / Create income District of Columbia Public Schools Security Cargo / Hazardous Materials / Personnel / Equipment Ditch Witch Safety Features (Panic Buttons) Snap-On Tools Usage Monitoring (Utility Flow Rates / Equipment Usage / Vehicle) Gateway Cites of Government, Port of Long Beach

Business Strategy Products & Services for the global marketplace Complete end-to-end solution (Vehicle to Desktop) Recurring Service Revenue Strategy Best in class provider, Hardware integration, not development Choice of wireless carriers globally Build band name across channels that merge together Focus on market ownership of specific vertical markets

Targeted Markets Commercial Fleet / Field Service Vehicles Efficiency, accountability, cost control School Transportation Solutions Safety and security of students through government reimbursed programs Law Enforcement/Government Services 24/7 support and backup for operations Hazardous Materials Transportation A cost effective solution for a soon-to-be regulated market

Client Base

Joint Marketing Agreements & OEM Alliances Maximus - Government Systems Integrator Cubic Corporation - Department of Defense Contractor LLD - Government Systems Integrator California Independent Oil Marketing Association Western Petroleum Marketers Association Metrocall/Weblink/Arch Wireless S3 aligns with leading manufacturers of: Heavy Equipment Ditch Witch, Hyster, Caterpillar Industrial Trucks Peterbilt, Mack, Kenworth Automated Teller Machines Diebold Electric Power Meters Elster Liquid Tankers Beal Enclosed Cargo Trailers Cannon Ball Express, Fruehauf Wabash School Buses Bluebird, Laidlaw

Competitive Positioning S3 is the only provider that meets all critical operational requirements MOBILE ASSET MONITORING: COMPETITOR ANALYSIS n/a $39 $39 $45 $55 $75 $59 $100+ $20 Average Cost per Unit $595 P LoJack P P P P P P P P Mobile Asset Tracking $500 $700 $599 $700 $1,100 $599 $1,500 $400 Average Cost per Month P P Law Enforcement Certified P Intelligent Virtual Perimeter P Always - On, Real - Time Tracking P P P 95% Population Coverage (US) P Interactive Command/Control P P P 24x7 Monitoring Center P Turnkey System Solution Trimble Discreet Tele - track Darby People Net @Road Omni TRACS S 3 n/a $39 $39 $45 $55 $75 $59 $100+ $30 Average Cost per Month $595 P LoJack P P P P P P P P Mobile Asset Tracking $500 $700 $599 $700 $1,100 $599 $1,500 $400 Average Cost P P Law Enforcement Certified P Intelligent Virtual Perimeter P Always - On, Real - Time Tracking P P P 95% Population Coverage (US) P Interactive Command/Control P P P 24x7 Monitoring Center P Turnkey System Solution Trimble Discreet Tele - track Darby People Net @Road Omni TRACS S 3

Schools (Routing) Regulated HazMat Mrkt Utility Prototypes Small HazMat Carriers Small Fleet Law Enforcement Retail Vision for the Future Procurement Complexity Product / Solution Service Bureaus/ Research Data Municipalities OEM Fixed Point - Gas/Water/Cathodic Protection Schools (AVL) / HazMat

Pipeline / Backlog Targeted Market Vertical Contracts under Negotiation OEM/VAR Distribution arrangement Hardware Revenue 3-Year Service Revenue Weighted Pipeline Total Hazardous Materials 9 1 $1,625,000 $3,575,000 $3,120,000 Commercial Fleets 23 5 $7,396,500 $16,272,300 $15,383,720 School Transportation 12 3 $4,148,000 $9,125,600 $9,955,200 Law Enforcement 22 0 $142,000 $71,000 $149,100 Utilities 6 1 $835,800 $1,838,760 $1,604,736 New Market Bus/Dev 4 2 $647,000 $1,423,,400 $828,160 Total Sales Pipeline 72 10 $14,147,300 $30,882,660 $30,213,756 Major Sales Opportunity Pipeline Contract Backlog* *Signed agreements/contract Targeted Market Vertical Number of Contracts Number of Units Contract Revenue Fixed Point / Utilities 3 800 - 8500 $1.2M-$11.6M Fleet 1 4,500 3,123,000 Total Contract Backlog 5 800- 13,000 Up to $14.7M 2006 Guidance

2006 Revenue 2007 Revenue 2006 Operating Income (Loss) 2007 Operating Income (Loss) 2006 - 2008 Revenue 2006 - 2008 Gross Margin Growth History and Projections

Customer ROI

"Metro Oil has seen a 14% reduction in miles driven per technician"
- Paul J. Pullo, President, Metro Fuel Oil Corporation

"Efficient route planning can save the School Districts we serve hundreds of thousands of dollars a year" **Artie Trakas, Executive Vice President, LLD**

"On numerous occasions S3's MSC staff has notified SFUSD of buses exiting our pre-defined perimeters after hours." **Dennis Garden, Dir. of Transportation, SFUSD**

We researched a variety of technologies and S3 was the only one with an affordable, scalable, and commercially viable solution that improves everyday efficiency and provides the level of security that will soon be required for all HazMat transportation operations." **-Brent Andrews, Vice-President, Interstate Oil**

"With the availability of S3's 24 hour monitoring center, we are able to monitor our targets while handling other necessary tasks." **Jim Biscailuz, Acting Taskforce Commander, Equal Justice Taskforce**

Celtron International, Inc.
6779 Mesa Ridge Road
San Diego, CA 92121
877-437-4199

Summary Recurring Revenue Model Topline revenue growing exponentially Increasing Product & Service Margins End-to-end solution best in class, developed in-house Large and growing global growing markets Fortune 500 reference customers Backlog of approximately $6MM with sales funnel in excess of $45MM Emerging from R&D phase with sales distribution relationships in place Proven track record with technology and solutions